UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2020

MONOCLE ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38801	82-1751907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lexington Avenue, Suite 1501
New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 446-6981

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one redeemable Warrant	MNCLU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	MNCL	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	MNCLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Monocle Acquisition Corporation (“Monocle”) and Monocle Holdings Inc. (“NewCo”) entered into a commitment letter, dated as of January 26, 2020 (the “FILO Commitment Letter”) with Veritas Capital Credit Funding, L.P. (“Veritas”), pursuant to which, and subject to the terms and conditions set forth therein, Veritas has committed to provide Monocle a senior secured asset-based “first-in/last-out” term loan with an aggregate commitment of up to $75 million (“FILO Facility”).

Monocle intends to use the net proceeds of the FILO Facility to finance a portion of the cash consideration payable in the Business Combination.

The funding of the FILO Facility under the FILO Commitment Letter is contingent upon the satisfaction of customary conditions. The FILO Facility will mature on (a) the fourth (4th) anniversary of the closing date (the “Closing Date”) of Monocle’s pending business combination with AerSale Corp. (the “Business Combination”), or (b) if the scheduled maturity date of the asset-based revolving credit facility (the “ABL Facility”) provided pursuant to that certain $150 million Senior Secured Credit Facility Commitment Letter, dated as of December 8, 2019, by and among Monocle and NewCo, and Wells Fargo Bank, N.A. and PNC Bank, National Association as the commitment parties thereunder, is extended to after the fourth (4th) anniversary of the Closing Date, the earlier of (i) the scheduled maturity date of the ABL Facility and (ii) the fifth (5th) anniversary of the Closing Date.

The foregoing description of the FILO Commitment Letter does not purport to be complete and is qualified in its entirety by the terms and conditions of the FILO Commitment Letter, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is an investor presentation (the “Investor Presentation”) that will be used by Monocle in making presentations to certain of its stockholders and other persons with respect to the Business Combination.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	FILO Commitment Letter, dated January 26, 2020, by and among Veritas Capital Credit Funding, L.P., Monocle Acquisition Corporation and Monocle Holdings Inc.
99.1	Investor Presentation, dated January 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOCLE ACQUISITION CORPORATION

By:	/s/ Eric J. Zahler
	Name:	Eric J. Zahler
	Title:	President and Chief Executive Officer

Dated: January 27, 2020